Exhibit 99.1

ڏ 1 INVESTOR PRESENTATION AUGUST 2020 onelibertyproperties.com

DESCRIPTION PAGE ڏ 2 Table of Contents Safe Harbor Disclosure Company Overview Experienced Management Team Attractive Portfolio Fundamentals Portfolio Detail Diversified Portfolio Diversified Tenant Base Financial Summary Steady Operations Growth Oriented Balance Sheet Mortgage Debt Maturities Lease Maturity Profile Stable Occupancy Strong Rental Income Growth Acquisition Track Record Recent Acquisitions Recent Dispositions 2 3 4 5 6 7 8 9 10 11 - 12 13 14 15 16 17 18 19 20 DESCRIPTION PAGE 21 Recent Mortgages Case Studies: Acquisition – Nashville, TN Acquisition – St. Louis, MO Acquisitions – Moorestown, NJ Disposition – Milwaukee, WI 22 23 24 25 Blend & Extend – L3 Harris Technologies, Inc. 26 27 Summary APPENDIX Top Tenant Profiles : Havertys Furniture FedEx LA Fitness Northern Tool & Equipment L 3 Harris Technologies, Inc . GAAP Reconciliation to FFO & AFFO Non - GAAP Financial Measures 30 31 32 33 34 36 37 TABLE OF CONTENTS

This presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . We intend such forward - looking statements to be covered by the safe harbor provision for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions . Forward - looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “could,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof and include, without limitations, statements regarding our future estimated rental income, funds from operations, adjusted funds from operations and our dividend . You should not rely on forward - looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect our results of operations, financial condition, cash flows, performance or achievements . Currently, one of the most significant risks, uncertainties and factors is the adverse effect of the current pandemic of the novel coronavirus, or COVID - 19 , and the various governmental responses thereto, on our and our tenants’ financial condition, results of operations, cash flows and performance, and the pandemic’s impact on the real estate market, global economy and financial markets . The extent to which COVID - 19 impacts us, our tenants and the economy generally will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others . Moreover, you should interpret many of the risks identified in this presentation, as well as the risks set forth in the reports we file with the Securities and Exchange Commission (the “SEC”), as being heightened as a result of the ongoing and numerous adverse impacts of the COVID - 19 pandemic . Additional uncertainties, risks and factors which may cause actual results to differ materially from current expectations are contained in our SEC filings, and, in particular, the sections of our Annual Report on Form 10 - K and Quarterly reports on Form 10 - Q captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” . Copies of the SEC filings may be obtained from us or the SEC . We do not undertake to publicly update or revise any forward - looking statements, included in this presentation, whether as a result of new information, future events or otherwise . SAFE HARBOR ڏ 3

 Fundamentals – focused real estate company  Disciplined track record over various economic cycles  Active net lease strategy - emphasis on industrial properties  Experienced management team  Alignment of interests - significant insider ownership COMPANY OVERVIEW ڏ 4

Patrick J. Callan, Jr. President & CEO  Chief Executive Officer since 2008, President since 2006, Director since 2002  Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie  Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP  Chief Operating Officer since 2008 and Executive Vice President since 2006  Over $2.5 billion of transaction experience in acquisitions, dispositions and financings David W. Kalish, CPA SVP & CFO  Senior Vice President and Chief Financial Officer since 1990  Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman  Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011  Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004  Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman  Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013  Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984  Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013  Director of EastGroup Properties, Inc. (NYSE: EGP) from 1998 to 2019 ڏ 5 EXPERIENCED MANAGEMENT TEAM

ATTRACTIVE PORTFOLIO FUNDAMENTALS[(1)]

ONE LIBERTY PROPERTIES, INC.

Total Square Footage	10.7 M
Number of Properties	126
Current Occupancy	96.9%
Contractual Rental income[(2)]	$76.0 M
Lease Term Remaining	6.4 Years

(1) Information presented as of June 30, 2020, including three properties owned by unconsolidated joint ventures

(2) Our contractual rental income represents, after giving effect to any abatements, concessions, deferrals or adjustments under leases in effect as of June 30, 2020, the base rent payable to us during the twelve months ending June 30, 2021, including approximately (i) $2.2 million from four tenants that have sought bankruptcy court protection, (ii) $1.0 million of estimated variable lease payments from the Vue Apartments, and (iii) our share of the rental income payable to our unconsolidated joint ventures, which is approximately $1.7 million. Excluded from contractual base rent is approximately (i) $1.2 million of contractual base rent from a property in Knoxville, Tennessee which the Company sold on July 1, 2020 and (ii) $231,000 of straight-line rent and $723,000 of amortization of intangibles.



Cosentino North America – Savannah, GA



FedEx Ground – Lowell, AR (Northwest Arkansas MSA)

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(1) Though we have three theaters, one is part of a multi - tenant shopping center property in Manahawkin, NJ and is therefore excluded from this column (2) The contractual rental income associated with the theater in Manahawkin, NJ is included (3) Other is comprised of a ground lease for an apartment complex, veterinary hospital and an office PORTFOLIO DETAIL Type of Property Number of Properties Contractual Rental Income % of Contractual Rental Income Industrial 46 $38,443,435 50.6% Retail – General 33 13,770,502 18.1 – Furniture 14 6,809,720 9.0 – Supermarket 3 2,627,383 3.5 – Office Supply 5 2,085,527 2.7 Restaurants 17 3,880,632 5.1 Health & Fitness 3 3,173,856 4.2 Theater 2 (1) 2,510,059 (2) 3.3 Other (3) 3 2,711,580 3.5 126 $76,012,694 100.0% ڏ 7

DIVERSIFIED PORTFOLIO Highest State Concentration by Contractual Rental Income  Geographically diverse footprint State Number of Properties Contractual Rental Income % Contractual Rental Income New York 8 $6 , 401 , 761 8 . 4%  Own 126 properties in 31 states Texas 9 6 , 1 7 9 , 1 90 8.1 South Carolina 7 6 , 166 , 797 8.1 P e nn s y l v a n ia  Strong markets drive value 12 5 , 8 5 4 , 0 76 7.7 New Jersey 5 4 , 8 6 0 , 5 07 6.4 41 $29 , 462 , 33 1 38 . 7% ڏ 8

DIVERSIFIED TENANT BASE Top Tenants Number of Locations Contractual Rental Income % of Contractual Rental Income Haverty Furniture Companies, Inc. (NYSE: HVT) 11 $ 5,327,629 7.0% FedEx (NYSE: FDX) 6 3 , 5 67 , 0 4 9 4.7 LA Fitness International, LLC 3 3 , 1 73 , 8 5 6 4.2 Northern Tool & Equipment 1 2,9 2 7,2 8 1 3.9 L3 Harris Technologies, Inc. (NYSE: LHX) 1 2,7 0 2,3 6 7 3.6 22 $17 , 698 , 18 2 23 . 4% ڏ 9

M a r k et C ap (1) $366.5 M S ha res O u t s t an d i n g (1) 20.4 M I n s i d e r O w n ers h ip (2) 21 . 9 % Current Annualized Dividend $1 . 8 0 D i v i d e n d Y i e l d (3) 10 . 0 % Applied Control Equipment – Denver, CO Campania International / U.S. Tape – Philadelphia, PA (1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $17.93 at August 7, 2020 (2) Calculated as of June 30, 2020 (3) Calculated using the closing OLP stock price of $17.93 at August 7, 2020 FINANCIAL SUMMARY ڏ 10

STEADY OPERATIONS (1)(2) $1. 9 0 $1. 9 4 $2.02 (3) $1.84 (3) $1 . 60 $1.80 $2 . 00 $2 . 20 2016 2017 2018 2019 Historical FFO Per Share Historical AFFO Per Share $2.20 $2.09 $2.13 $2.00 $1.99 $1.98 $1.80 $1.60 2016 2017 2018 2019 FFO Payout (4) 2016 87% 2017 90% 2018 89% 2019 98% AFFO Payout (4) 2016 83% 2017 83% 2018 85% 2019 9% (1) For the years ended December 31 (2) (3) (4) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share, may be found at the end of this presentation FFO includes lease termination fees of $372,000 or $0.02 per share in 2018 and $950,000 or $0.05 per share in 2019 Impacting the changes in the FFO and AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of FFO and AFFO Six Months Ended June 30, 2020: NET INCOME – $0.49 FFO – $0.87 AFFO – $0.97 $1. 3 9 $1. 2 8 $1. 0 5 $0. 8 8 $0 . 00 $0 . 40 $0 . 80 $1 . 20 $1 . 60 201 6 201 7 201 8 2019 Historical Net Income Per Share ڏ 11

STEADY OPERATIONS (1) $1. 6 6 $1.74 $1.80 $1.80 $ 1 . 0 0 $ 1 . 2 0 $ 1 . 4 0 $ 1 . 6 0 $ 1 . 8 0 2 0 1 9 DIVIDEND PER SHARE Current Annualized Dividend (2) : $1.80 ڏ 12 2016 2017 2018 (1) For the years ended December 31 (2) The $0.45/share dividend paid in July 2020 was issued with approximately 50% cash and 50% stock

GROWTH ORIENTED BALANCE SHEET AS AT JUNE 30, 2020 (1) Gross assets represent total assets plus accumulated depreciation of $143.1 million (2) Total debt includes our share of debt of our unconsolidated joint venture ( i.e. $11.5 million) and excludes unamortized deferred financing costs (i.e . $4.3 million) (3) Calculated in accordance with the terms of our credit facility G r o s s A s s e t s (1) ڏ 13 $942.7 M To t al De b t / G r o s s A s s e t s (2) 52 . 1 % Fixed Rate Debt 93 . 7 % De b t S erv i ce C o vera ge R a t i o (3) 2.0 to 1.0 F i xed C h ar g e C o vera ge R a t i o (3) 1.6 to 1.0 AFFO Payout Ratio 92.8%  Liquidity available to acquire in excess of an estimated $150.0 million of properties as of August 10, 2020  $82.9 million available as of August 10, 2020 on Line of Credit, subject to borrowing base requirements

MORTGAGE DEBT MATURITIES AS AT JUNE 30, 2020 (1) $2.1 ڏ 14 $10.9 $30.9 $42.3 $49.5 $187.4 (2) $0 $ 4 0 $ 8 0 $ 1 2 0 $ 1 6 0 $ 2 0 0 ($ in millions)  Weighted average interest rate of 4.18% on fixed rate debt  There is approximately $14.0 million ($0.70 per share) of scheduled amortization of mortgages for the twelve months ending June 30, 2021 BALLOON PAYMENTS DUE FOR THE TWELVE MONTHS ENDING JUNE 30, 2021 2022 2023 2024 2025 2026 & Beyond (1) Includes our share of the mortgage debt of our unconsolidated joint venture (i.e. $11.5 million) (2) Includes a $6.0 million balloon payment related to a mortgage that was paid off in July 2020 in connection with the sale of the property

LEASE MATURITY PROFILE 12 Months Ending June 30, Number of Expiring Leases Contractual Rental Income Under Expiring Leases % of Contractual Rental Income Represented by Expiring Leases Approximate Square Feet Subject to Expiring Leases 2021 14 $ 1,064,741 1 . 4% 218 , 62 0 2022 26 8 , 593 , 3 9 8 11.3 1 , 376 , 2 9 2 2023 17 10 , 357 , 95 1 13.6 1 , 413 , 0 5 8 2024 28 9 , 452 , 7 1 5 12.4 1 , 299 , 2 2 4 2025 22 6 , 448 , 0 0 2 8.5 705 , 42 2 2026 13 4 , 665 , 3 9 7 6.1 361 , 55 3 2027 9 3 , 215 , 0 1 5 4.2 436 , 06 8 2028 11 7 , 691 , 3 6 3 10.1 1 , 437 , 9 4 4 2029 11 5 , 492 , 5 5 6 7.2 1 , 112 , 5 7 4 2030 6 3 , 959 , 7 7 9 5.2 229 , 96 5 2031 & Beyond 28 15 , 071 , 77 7 20.0 1 , 822 , 7 8 4 185 $76 , 012 , 69 4 100 . 0% 1 0 , 4 1 3,504 ڏ 15

STABLE OCCUPANCY (1)(2) 98.9% 98 . 1% 98.8% 99.6% 98.6% 98 . 3% 97 . 3% 99.3% 97.8% 96.8% 8 0 . 0% 9 0 . 0% 1 0 0 . 0% 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2010 2011 2012 2013 2014 (1) As at December 31 (2) Based on square footage, including 100% of our unconsolidated joint ventures At June 30, 2020: Occupancy – 96.9% ڏ 16

STRONG RENTAL INCOME GROWTH (1)(2)(3) $51.0 $59.2 $ 6 2 . 8 $70.6 $78.8 $75.9 $83.8 $ 3 5 $ 4 5 $ 5 5 $ 6 5 $ 7 5 $ 8 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 ($ in millions) For the Six Months Ended June 30, 2020: $42.1M (3) Rental income reflects, for all periods presented, the adoption of Financial Accounting Standards Board Accounting Standards Codification 842 ڏ 17 2013 2014 2015 (1) As at December 31 (2) Includes straight - line rent accruals and amortization of intangibles

ACQUISITION TRACK RECORD $107 .5 (1) Includes our 50% share of an unconsolidated joint venture property in Manahawkin, NJ ڏ 18 $ 5 6 . 8 $95.2 (1) $ 1 1 8 .6 $43.2 $79.5 $49.3 $0 $ 2 0 $ 4 0 $ 6 0 $ 8 0 $ 1 0 0 $ 1 2 0 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 ($ in millions)  Current acquisitions of $28.3 million through August 10, 2020 ACQUISITIONS PER YEAR

RECENT ACQUISITIONS (1) Date Acquired Property Type Tenant (or d/b/a) MSA State Current Lease E xp i r a t io n Purchase Price (in ‘000s) Yield (2) 02/24/20 Industrial FedEx Northwest Arkansas AR 07/23/27 $19,150 6.4% 02/20/20 Industrial Creative Office Environments Richmond VA 09/30/34 $ 9,100 7.8% 10/23/19 Industrial The Door Mill Phoenix AZ 06/30/24 $ 3,000 7.3% 10/03/19 Industrial Cosentino North America Savannah GA 03/31/29 $ 6,400 7.2% 09/13/19 Industrial Continental Hydraulics Minneapolis MN 02/28/33 $ 8,000 7.3% 07/24/19 Industrial Nissan North America, Inc. Troup County GA 12/31/28 $ 5,200 6.6% 06/26/19 Industrial International Flora Technologies Phoenix AZ 06/30/29 $ 8,650 7.4% 06/18/19 Industrial Betz Mechanical Supply / Steve Davis Sales Philadelphia PA 05/31/24 - 09/17/28 $ 6,200 7.6% 05/30/19 Industrial Echo, Inc. Chicago IL 01/31/24 $ 3,800 7.8% 05/30/19 Industrial Zwanenberg Food Group / Metro Carpets Nashville TN 03/31/23 - 10/31/24 $ 8,000 7.0% (2) Yield represents the annualized straight - line rent over the remaining term of the lease, divided by the purchase price ڏ 19 (1) Acquisitions were paid with cash – see Recent Mortgages for subsequent financing on certain properties

RECENT DISPOSITIONS D a te Sold Date A c q u ir e d P r o p e r ty Type Tenant (or d/b/a) MSA State Gross Sales Price (in ‘000s) Net Gain (in ‘000s) 07/01/20 03/31/04 Retail Carmax Knoxville TN $18,000 $10,316 03/02/20 06/18/08 Retail Lanier Realty, Inc. Savannah GA $ 825 $ 242 (1) 02/11/20 11/30/04 Retail Hobby Lobby La Crosse County WI $ 7,115 $ 4,252 12/10/19 08/06/13 Other Assisted Living Austin TX $16,600 $ 435 10/21/19 06/30/98 Retail Aaron’s Inc. Houston TX $ 1,675 $ 218 08/29/19 08/02/16 Other The Briarbrook Apartments Wheaton IL $12,035 $ 1,499 08/23/19 05/19/04 Office Supply Office Depot / JoAnn Stores Athens GA $ 6,050 $ 1,045 06/20/19 03/22/13 Retail K - Mart Winston - Salem NC $ 5,500 $ 1,099 (1) ڏ 20 (1) Represents 100% of the gain on the sale of a property owned by an unconsolidated joint venture in which we had a 50% interest. Our share of the gain was $121,000. (2) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we had a 90% interest. Our share of the gain was $677,000.

RECENT MORTGAGES Date F i n a n ce d P r o p e rty Type Tenant (or d/b/a) MSA State Amount (in ‘000s) M o rt gag e Maturity Int e r es t Rate 03/16/20 Industrial FedEx Northwest Arkansas AR $12 , 50 0 07/01/27 3.63% 03/13/20 Industrial Creative Office Environments Richmond VA $ 5,700 04/01/35 3.54% 12/11/19 Industrial Cosentino North America Savannah GA $ 4,100 01/01/30 3.80% 11/20/19 Industrial Continental Hydraulics Minneapolis MN $ 5,000 12/01/33 3.68% 10/29/19 Industrial Nissan North America, Inc. Troup County GA $ 3,200 12/01/28 4.00% 10/11/19 (1) Industrial Mitsubishi Electric Power Products New York NY $ 2,599 09/10/24 3.49% 10/03/19 Industrial International Flora Technologies Phoenix AZ $ 5,190 11/01/30 4.10% 09/04/19 Industrial Betz Mechanical Supply / Steve Davis Sales Philadelphia PA $ 4,075 10/01/29 4.05% 07/01/19 Industrial Zwanenberg Food Group / Metro Carpets Nashville TN $ 5,200 08/01/29 3.95% ڏ 21 (1) This mortgage was a refinance

ACQUISITION CASE STUDY – INDUSTRIAL ZWANENBERG FOOD & METRO CARPET  In May 2019, acquired a two - tenant industrial warehouse facility in Nashville, TN.  The 99,500 SF property is net leased to Zwanenberg Food Group and Metro Carpets.  The infill property is well located within the Nashville metro, approximately 2.5 miles from both the airport and the downtown area.  The building has frontage on Elm Hill Pike, a major thoroughfare of Nashville.  The 24’ clear concrete masonry building was built in 1974. It features 16 loading docks.  Zwanenberg recently expanded within the building - committing through March 2023.  Metro Carpets owns the adjacent building and recently extended their lease through October 2024 .  Both leases feature ~3% annual increases. Zwanenberg Food & Metro Carpet – Nashville, TN (1) Mortgage with an interest rate of 3.95% closed in July 2019 Purchase Price $ 8,000,000 Mortgage (1) ( 5 , 2 00 , 0 00 ) Net Equity Invested $ 2,800,000 Year 1 Base Rent $ 5 3 1 , 000 Interest Expense – 3.95% (1) ( 2 0 4,0 0 0) Net Cash to OLP $ 3 2 7 , 000 Return on Equity 11 . 68% ڏ 22

Dufresne Spencer Group – St. Louis, MO ACQUISITION CASE STUDY – INDUSTRIAL DUFRESNE SPENCER GROUP (1) Mortgage with an interest rate of 4.50% closed in March 2019  In December 2018, acquired a single tenant industrial warehouse facility in St. Louis, MO .  The 119,680 SF property is net leased to Dufresne Spencer Group, the largest Ashley Furniture franchisee.  The property is well located in Green Park, approximately 10 miles from downtown St. Louis, with excellent access to Interstate 55 and Interstate 270.  The 38’ clear tilt wall construction warehouse was built in 2008 and features modern industrial amenities.  The tenant operates over 40 Ashley Furniture stores in 9 states. The subject facility services 6 stores located in St. Louis.  The base rent increases by 10% in the option period which begins in 2023. Purchase Price $ 1 0,0 0 0,0 0 0 Mortgage (1) ( 6 , 4 00 , 0 00 ) Net Equity Invested $ 3,600,000 Year 1 Base Rent $ 7 2 0,0 0 0 Interest Expense – 4.50% (1) ( 2 8 5,1 0 0) Net Cash to OLP $ 4 3 4,9 0 0 Return on Equity 12 . 08% ڏ 23

ACQUISITION CASE STUDY – INDUSTRIAL 21 st CENTURY & NOVACART 21 st Century / Novacart – Moorestown, NJ (1) Mortgage with an interest rate of 4.64% closed in February 2019  In November 2018, acquired a two - tenant industrial warehouse facility in Moorestown, NJ .  The 219,881 SF property is net leased to 21 st Century Cabinetry (86.8%) and Novacart, Inc. (13.2%).  The 24’ clear warehouse was built in 1974 and underwent a $1.25 million renovation in 2017.  21 st Century Cabinetry is a kitchen cabinet distributor which recently expanded from 135,000 SF to 190,991 SF in the subject facility.  Novacart is a manufacturer and designer of paper products for the baking industry.  21 st Century’s and Novacart’s annual base rent increases by 2% and 2.5%, respectively. Purchase Price $ 1 3,4 9 8,0 0 0 Mortgage (1) ( 8,8 2 5,0 0 0) Net Equity Invested $ 4,673,000 Year 1 Base Rent $ 1,012,800 Interest Expense – 4.64% (1) ( 4 1 2,4 0 0) Net Cash to OLP $ 6 00 , 4 0 0 Return on Equity 12 . 85% ڏ 24

Caterpillar Mining – South Milwaukee, WI DISPOSITION CASE STUDY – INDUSTRIAL  In August 2004, acquired a 50% interest in a net leased manufacturing campus in South Milwaukee, WI leased to Bucyrus International, Inc. for $6.25 million. » 10 miles south of downtown Milwaukee » The 27.5 acre campus features 750,000 SF of warehouse, manufacturing and office space.  Financed the property in January 2005 for $8.1 million and refinanced the property in February 2015 pulling out $1.2 million.  In July 2011, Bucyrus International was purchased by Caterpillar Inc. for $7.6 billion.  From 2016 - 2018 the tenant phased out operations at the subject property. The tenant will vacate the property at lease expiration in January 2022.  Property was sold in July 2018 for $12.8 million , net of closing costs, resulting in a gain to OLP of $2.0 million . ڏ 25 Purchase Price (50% interest) $ 6,250,000 Gross Sales Price (50% interest) 6,6 3 7,5 0 0 Internal Rate of Return to OLP 13 . 83%

BLEND & EXTEND CASE STUDY – L3 HARRIS TECHNOLOGIES Loan Refinance Terms: Mortgage Amount: $ 2 6,8 7 0,0 0 0 Interest Rate: 4.3 5 % Loan Term: 15 years Amortization: 20 Years ڏ 26  In December 2000, acquired a 149,870 SF flex warehouse located in Hauppauge, NY for $13.65 million.  The property has been continuously occupied by L3 Harris Technologies, Inc. (NYSE: LHX).  In May 2008, sold 5 acres of excess land for $3.2 million.  In September 2018, completed a 51,744 SF expansion of the building.  Simultaneously with the expansion, the tenant extended the lease on the entire 201,614 SF building for 15 years, adjusting the annual NNN rent to $12.84/SF, increasing annually by 2.5%  The total expansion cost was $7.8 million and the return on cost of the expansion is ~10.50%. L3 Harris Technologies, Inc. – Hauppauge, NY

SUMMARY - WHY OLP?  Fundamentals – focused real estate company  Disciplined track record over various economic cycles  Active net lease strategy - emphasis on industrial properties  Experienced management team  Alignment of interests - significant insider ownership ڏ 27

ڏ 28 APPENDIX

ڏ 29 TOP TENANTS’ PROFILES

Haverty – Cedar Park, TX (Austin MSA) HAVERTYS FURNITURE – TENANT PROFILE  Tenant: Haverty Furniture Companies, Inc . (NYSE: HVT) (Source: Tenant’s website) » Full - service home furnishing retailer founded in 1885 » Public company since 1929 » 100 showrooms in 16 states in the Southern and Midwestern regions » Weathered economic cycles, from recessions to depressions to boom times » Total assets of $575 million and stockholders’ equity of $252 million at 3/31/2020  Represents 7.0% of contractual rental income  11 properties aggregating 611,930 SF – Duluth (Atlanta), GA – Fayetteville (Atlanta), GA – Wichita, KS – Lexington, KY – Bluffton (Hilton Head), SC – Amarillo, TX – Cedar Park (Austin), TX – Tyler, TX – Richmond, VA – Newport News, VA – Virginia Beach, VA  Properties subject to a unitary lease which expires August 14, 2022  Rent per square foot on the portfolio is $7.91 ڏ 30

FEDEX– TENANT PROFILE

ONE LIBERTY PROPERTIES, INC.

- Tenant: **FedEx Corporation** (NYSE: FDX) (Source: Tenant's website)
  - World's largest express transportation company with service to more than 220 countries
  - FedEx Corporation employs more than 500,000 team members worldwide through a portfolio of companies which include FedEx Express and FedEx Ground
  - FedEx Ground Package System, Inc. is the leading North American provider for ground and small package delivery and operates 591 facilities and 77,000 vehicles
  - Total assets of $73.5 billion and stockholders' equity of $18.3 billion at 5/31/2020



FedEx – Lowell, AR (Northwest Arkansas MSA)

- **6 properties** represents **4.7%** of contractual rental income and **678,595 SF**

  % of Contractual Rental Income

  - Lowell, AR: 1.6%
  - Delport, MO: 1.1%
  - Indianapolis, IN: 0.9%
  - Pinellas Park, FL: 0.4%
  - Durham, NC: 0.4%
  - Miamisburg, OH: 0.3%

- Representative: **FedEx – Lowell, AR**
  - Location: 400N Goad Springs Road, **Lowell, AR**;
    - Features 240,469 SF of warehouse space, and over 7,900 SF of office space
  - Building: **248,370 SF** on **30.18 acres** of land
  - Lease expires July 23, **2027**

31

LA Fitness – Secaucus, NJ LA FITNESS – TENANT PROFILE  Tenant: LA Fitness International LLC (Source: Tenant’s website) » Currently operates over 700 clubs in 21 states » Founded in 1984 and is headquartered in Irvine, CA  3 properties represents 4.2% of contractual rental income and 141,663 SF % of Contractual Rental Income – Secaucus, NJ: 1.8% – Tucker, GA: 1.3% – Hamilton, OH: 1.1%  Representative: LA Fitness – Secaucus, NJ » Location: 485 Harmon Meadow Blvd, Secaucus, NJ ; 4 miles west of Manhattan – Features 2 million SF of office space, 7 hotels and over 1 million SF of retail space » Building: 44,863 SF on 1.23 acres of land » Lease expires February 28, 2030 ڏ 32

Northern Tool & Equipment – Fort Mill, SC NORTHERN TOOL & EQUIPMENT – TENANT PROFILE  Tenant: Northern Tool & Equipment (Source: Tenant’s website) » Distributor and retailer of industrial grade and personal use power tools and equipment » Over 100 retail stores in the U.S. » Acquired The Sportsman’s Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain » Class A, 30’ clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate - 77  Represents 3.9% of contractual rental income  Location: 1850 Banks Road, Fort Mill, SC » Building: 701,595 SF on 40.0 acres of land » Lease expires April 30, 2029 ڏ 33

L3 Harris Technologies, Inc. – Hauppauge, NY L3 HARRIS TECHNOLOGIES – TENANT PROFILE  Tenant: L3 Harris Technologies, Inc. (NYSE: LHX) (Source: Tenant’s website) » US based defense technology company » In June 2019, L3 Technologies and Harris Corporation merged to form L3 Harris Technologies - the 6 th largest US defense company by revenues – The merged company currently has a market cap of $37 billion » Represents 3.6% of contractual rental income  Location: 435 Moreland Road, Hauppauge, NY » Building: 201,614 SF on 12.4 acres » Lease expires September 30 , 2033 ڏ 34

ڏ 35 GAAP RECONCILIATION

GAAP RECONCILIATION The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO 6 Months Ended June 30, Years Ended December 31, 2020 2019 2018 2017 2016 GAAP net income attributable to One Liberty Properties, Inc. $0.49 $ 0.88 $ 1.05 $ 1.28 $ 1.39 Add: depreciation & amortization of properties 0.58 1.11 1.24 1.12 1.02 Add: our share of depreciation & amortization of unconsolidated JVs 0.01 0.03 0.04 0.05 0.05 Add: impairment loss - - - 0.01 - Add: amortization of deferred leasing costs 0.01 0.02 0.02 0.02 0.02 Deduct: gain on sale of real estate ( 0 . 21 ) ( 0 . 22 ) ( 0 . 27 ) ( 0 . 53 ) ( 0 . 57 ) Deduct: equity in earnings from sale of unconsolidated JV properties ( 0 . 01 ) - ( 0 . 10 ) - - Adjustments for non - controlling interests - 0.02 0.04 ( 0 . 01) ( 0 . 01) NAREIT funds from operations per share of common stock $0.87 $ 1.84 $ 2.02 $ 1.94 $ 1.90 Deduct: straight - line rent accruals & amortization of lease intangibles ( 0 . 07 ) ( 0 . 10 ) ( 0 . 07 ) ( 0 . 07 ) ( 0 . 16 ) Deduct: our share of straight - line rent accruals & amortization of lease intangibles of unconsolidated JVs ( 0 . 01) - ( 0 . 03) - - Deduct: lease termination fee income - ( 0 . 05) ( 0 . 02) - - Add: amortization of restricted stock compensation 0.11 0.20 0.18 0.17 0.17 Add: prepayment costs on debt 0.05 0.04 - - 0.03 Add: amortization & write - off of deferred financing costs 0.02 0.05 0.05 0.05 0.05 Adjustments for non - controlling interests - - - - - Adjusted funds from operations per share of common stock $ 0.97 $ 1.98 $ 2.13 $ 2.09 $ 1.99 ڏ 36

NON - GAAP FINANCIAL MEASURES ڏ 37 One Liberty compute funds from operations, or FFO, in accordance with the “White Paper on Funds From Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT’s related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write - downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non - real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting from FFO for our straight - line rent accruals and amortization of lease intangibles, deducting lease termination fees and adding back amortization of restricted stock and restricted stock unit compensation expense, amortization of costs in connection with its financing activities (including our share of our unconsolidated joint ventures) and debt prepayment costs. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictability over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. FFO and AFFO and should not be considered to be an alternative to net income as a reliable measure of our operating performance; nor should FFO and AFFO be considered an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Management recognizes that there are limitations in the use of FFO and AFFO. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities.